Exhibit 99.1

Marchex Reports Third Quarter 2012 Financial Results

Record Revenue in Mobile Advertising focused on Calls; Accelerated Sequential Growth Driven by Existing Customers and New Customer Relationships

SEATTLE – November 1, 2012 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the quarter ended September 30, 2012.

Third Quarter 2012 Consolidated Financial Results:

•	Revenue was $34.8 million for the third quarter of 2012, compared to $39.9 million for the same period of 2011.

•

GAAP net loss applicable to common stockholders was $666,000 for the third quarter of 2012 or $0.02 per diluted share. This compares to GAAP net income applicable to common stockholders of $1.2 million or $0.03 per diluted share for the same period of 2011. The third quarter 2012 results included non-cash stock-based compensation expense of $3.7 million, compared to non-cash stock-based compensation expense of $4.0 million for the same period in 2011.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for third quarter 2012 was $0.06, compared to $0.09 for the same period in 2011.

•

Adjusted operating income before amortization was $3.9 million for the third quarter of 2012, compared to $5.4 million for the same period of 2011. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $4.8 million in the third quarter of 2012, compared to $6.4 million for the same period of 2011. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“During the third quarter, we made significant customer and product progress,” said Russell C. Horowitz, Marchex Chairman and CEO. “Based on momentum in our business, we believe mobile will be an incredibly large market. We also believe mobile can be a transformational advertising medium where ultimate performance is driven through phone calls. We are adding new national and local customers, and our ability to drive high performance for them is leading to increased budget allocations for our mobile and call advertising products.”

General Highlights:

1.	Call-Driven Revenues: For the third quarter of 2012, revenue was $29.1 million, which was up $1.8 million, or 7%, from the prior quarter.

2.	Non-Call-Driven Revenues: For the third quarter, revenue was $5.7 million, which was down $1.0 million from the prior quarter. Non-Call-Driven products include Marchex’s domain and directory assets, pay-per-click and reputation management products.

3.	During the third quarter, Marchex sold a small number of domains that yielded $713,000. Year to date domain sales totaled $5.4 million.

4.	During the third quarter, Marchex purchased 80,000 shares of its outstanding Class B common stock for a total price of $301,000. This brings Marchex’s total shares repurchased under its stock repurchase program to 11.2 million shares, or 30% of its outstanding common stock.

5.	Marchex announced earlier today that its board of directors has authorized management to pursue the separation of its business into two distinct, publicly traded entities. Upon closing of the proposed tax-free spin-off transaction, Marchex’s existing shareholders would hold interests in: (1) Marchex, a pure-play mobile advertising company focused on calls; and (2) Archeo, Inc. (“Archeo”), a premium domain and advertising marketplace. This process is expected to be completed within nine months. For more information on this proposed transaction, please see the press release from earlier today.

Marchex Guidance:

The following forward-looking statements reflect Marchex's expectations as of November 1, 2012.

Financial guidance for the fiscal year ending December 31, 2012:

Revenue:	more than $137 million

Adjusted Operating Income Before Amortization:	more than $13.5 million

Adjusted EBITDA:	Estimated add-backs of approximately $4.5 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $18 million

2012 GAAP income (loss) from operations is expected to be ($3.3) million or better, assuming stock-based compensation between $16 million and $16.5 million and amortization of intangible assets from acquisitions between $4.7 million and $5.5 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

Marchex has been impacted by reduced call volume and telecommunication systems disruption as a result of the damage caused by Hurricane Sandy. Our proprietary systems and infrastructure, as well as our telecommunications facilities, have not experienced any direct damage. Marchex is, however, seeing an impact from the significant cellular and telecommunications outages in the impacted areas. We believe the communications infrastructure damage that is impacting cellular and telecommunications usage will create non-recurring impacts to our operating forecasts in the fourth quarter and we have attempted to reflect those in our guidance. Marchex will continue to monitor events as they unfold. Beyond the short-term impact to infrastructure and customers, we do not believe this impacts the underlying trends in our business and our view on meaningful growth in 2013.

Financial guidance for the Fourth Quarter ending December 31, 2012:

Revenue:	$33 million to $35 million

Adjusted Operating Income Before Amortization:	$3 million to $4 million

Adjusted EBITDA:	Estimated add-backs of approximately $1 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of $4 million to $5 million

Fourth quarter GAAP income (loss) from operations is expected to be ($2.8) million or better, assuming stock-based compensation between $3.5 million and $4 million and amortization of intangible assets from acquisitions between $1.0 million and $1.8 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets. In the short-term, the above estimates for our measures of profitability may be impacted further by the timing of investments and costs related to the separation of Archeo.

“In the third quarter, we saw sequential growth accelerate from call-driven revenues, as we continued to make progress with our mobile and call advertising products. While we anticipate that we will see growth in demand for our call-driven products as we move forward, it is worth noting that we have historically seen decreased call volumes in the latter part of the fourth quarter as we move into the U.S. holiday season. In addition, many of our advertisers are service-based businesses that typically dial back their marketing efforts in the fourth quarter. As a result of this and the hurricane impact on short term operating results, we anticipate call-driven revenue will be in the range to modestly lower as compared to the third quarter. That being said, the underlying trends in our business indicate we are well positioned for meaningful growth in 2013,” said Michael Arends, Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, November 1, 2012 to discuss its third quarter ended September 30, 2012 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of the Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. delivers customer calls to businesses and analyzes those calls so companies can get the most out of their mobile advertising.

Marchex supports its customers through a unique technology platform that has three primary components: (1) Call Analytics, which powers all of our advertising solutions, and allows partners to leverage data and insights that accurately measure the performance of mobile, online and offline call advertising; (2) Digital Call Marketplace, which annually connects millions of consumer calls to our advertisers from a range of mobile and online sources on a Pay For Call basis; and (3) Local Leads, a white-labeled, full service digital advertising solution for small business resellers that drives quality phone calls and other leads to their small business advertisers.

Marchex is based in Seattle. To learn more, please visit www.marchex.com/products.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. In addition, there are certain risks and uncertainties relating to our previously announced spin-off transaction which contemplates a separation of our mobile and call advertising business and our domain and advertising marketplace business, including, but not limited to, the impact and possible disruption to our operations, the timing and certainty of completing the transaction, the high costs in connection with the spin-off which we would not be able to recoup if the spin-off is not consummated, the expectation that the spin-off will be tax-free, revenue and growth expectations for the two independent companies following the spin-off, unanticipated developments that may delay or negatively impact the spin-off, and the ability of each business to operate as an independent entity upon completion of the spin-off. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements which are described in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 1, 2012 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex's management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition and separation related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition and separation related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and separation related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex's management to measure its ability to fund operations and its financing obligations. In conjunction with the spin-off, Marchex has also presented Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales. Revenue with Domain Sales represents revenue plus sales proceeds from the sale of intangible domain assets and Adjusted OIBA and EBITDA with Domain Sales includes the above descriptions of Adjusted OIBA and EBITDA plus the gain/loss on sales and disposals of intangible assets. It is anticipated upon completion of the spin-off, that Archeo will further it’s domain marketplace business initiative to buy and sell domains which differs from Marchex’s historical approach to intangible asset transactions. Accordingly, it is anticipated upon Archeo fully engaging in this business initiative, sales proceeds from intangible domain assets may be presented as revenue prospectively. Financial analysts and investors may use the non-GAAP historical Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income (loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP Net Income (loss) applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition and separation related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Sonia Krishnan

Marchex Public Relations

Telephone: 206. 331.3434

Email: skrishnan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,
	2011	2012
Revenue	$39,862	$34,822

Expenses:
Service costs (1)	21,848	20,636
Sales and marketing (1)	4,548	2,795
Product development (1)	6,131	5,528
General and administrative (1)	5,860	5,717
Amortization of intangible assets from acquisitions	1,672	1,055
Acquisition and separation related costs	62	296

Total operating expenses	40,121	36,027
Gain on sales and disposals of intangible assets, net	2,486	713

Income (loss) from operations	2,227	(492)
Interest expense and other, net	(196)	(118)

Income (loss) before provision for income taxes	2,031	(610)
Income tax expense (benefit)	778	(67)

Net income (loss)	1,253	(543)
Dividends paid to participating securities	(66)	(123)

Net income (loss) applicable to common stockholders	$1,187	$(666)

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$0.04	$(0.02)
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.03	$(0.02)
Dividends paid per share	$0.02	$0.04
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,851	9,570
Class B	23,673	24,536
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,851	9,570
Class B	35,944	34,106
(1) Includes stock-based compensation allocated as follows:
Service costs	$325	$419
Sales and marketing	461	278
Product development	470	176
General and administrative	2,696	2,842

Total	$3,952	$3,715

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Nine Months Ended September 30,
	2011	2012
Revenue	$107,703	$104,316

Expenses:
Service costs (1)	60,221	59,814
Sales and marketing (1)	11,175	11,313
Product development (1)	16,958	17,295
General and administrative (1)	17,154	17,492
Amortization of intangible assets from acquisitions	3,756	3,674
Acquisition and separation related costs	1,513	164

Total operating expenses	110,777	109,752
Gain on sales and disposals of intangible assets, net	7,112	5,434

Income (loss) from operations	4,038	(2)
Interest expense and other, net	(268)	(430)

Income (loss) before provision for income taxes	3,770	(432)
Income tax expense	1,799	430

Net income (loss)	1,971	(862)
Dividends paid to participating securities	(191)	(262)

Net income (loss) applicable to common stockholders	$1,780	$(1,124)

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.05	$(0.03)
Dividends paid per share	$0.06	$0.08
Shares used to calculate basic net income (loss) applicable to common stockholders
Class A	10,027	9,576
Class B	23,136	24,303
Shares used to calculate diluted net income (loss) applicable to common stockholders
Class A	10,027	9,576
Class B	35,180	33,879
(1) Includes stock-based compensation allocated as follows:
Service costs	$924	$1,178
Sales and marketing	1,100	2,353
Product development	1,174	779
General and administrative	8,210	8,129

Total	$11,408	$12,439

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2011	September 30, 2012
Assets
Current assets:
Cash and cash equivalents	$37,443	$35,534
Accounts receivable, net	30,635	25,506
Prepaid expenses and other current assets	3,614	3,313
Refundable taxes	193	290
Deferred tax assets	2,753	3,019

Total current assets	74,638	67,662
Property and equipment, net	6,187	6,204
Deferred tax assets	46,310	45,125
Intangibles and other assets, net	2,191	807
Goodwill	82,644	82,563
Intangible assets from acquisitions, net	8,088	4,414

Total assets	$220,058	$206,775

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,896	$10,626
Accrued expenses and other current liabilities	8,430	8,108
Deferred acquisition payments	35,214	17,971
Deferred revenue	1,930	2,023

Total current liabilities	58,470	38,728
Other non-current liabilities	2,580	2,384

Total liabilities	61,050	41,112
Stockholders’ equity:
Class A common stock	99	98
Class B common stock	281	281
Treasury stock	(1,067)	(62)
Additional paid-in capital	297,465	303,977
Accumulated deficit	(137,770)	(138,631)

Total stockholders’ equity	159,008	165,663

Total liabilities and stockholders’ equity	$220,058	$206,775

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (loss) from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended September 30,
	2011	2012
Income (loss) from operations	$2,227	$(492)
Stock-based compensation	3,952	3,715
Amortization of intangible assets from acquisitions	1,672	1,055

Operating income before amortization (OIBA)	7,851	4,278
Acquisition and separation related costs	62	296
Gain on sales and disposals of intangible assets, net	(2,486)	(713)

Adjusted operating income before amortization (Adjusted OIBA)	$5,427	$3,861

	Nine Months Ended September 30,
	2011	2012
Income (loss) from operations	$4,038	$(2)
Stock-based compensation	11,408	12,439
Amortization of intangible assets from acquisitions	3,756	3,674

Operating income before amortization (OIBA)	19,202	16,111
Acquisition and separation related costs	1,513	164
Gain on sales and disposals of intangible assets, net	(7,112)	(5,434)

Adjusted operating income before amortization (Adjusted OIBA)	$13,603	$10,841

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30,
	2011	2012
Net cash provided by operating activities	$4,884	$3,656
Changes in asset and liabilities, net of acquisitions	(128)	811
Income tax expense (benefit)	778	(67)
Acquisition and separation related costs	62	296
Interest expense and other, net	20	28
Excess tax benefits related to stock compensation	802	42

Adjusted EBITDA	$6,418	$4,766

Net cash provided by (used in) investing activities	$1,859	$(103)

Net cash provided by (used in) financing activities	$412	$(1,592)

	Nine Months Ended September 30,
	2011	2012
Net cash provided by operating activities	$13,108	$15,590
Changes in asset and liabilities, net of acquisitions	(507)	(2,884)
Income tax expense	1,799	430
Acquisition and separation related costs	1,513	296
Interest (income) expense and other, net	(71)	68
Excess tax benefits related to stock compensation	802	162

Adjusted EBITDA	$16,644	$13,662

Net cash provided by (used in) investing activities	$(11,330)	$3,123

Net cash used in financing activities	$(3,618)	$(20,622)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,
	2011	2012
Adjusted Non-GAAP EPS	$0.09	$0.06

Net income (loss) per Class B share applicable to common stockholders—diluted (GAAP EPS)	$0.03	$(0.02)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,944	34,106
Net income (loss) applicable to common stockholders	$1,187	$(666)
Stock-based compensation	3,952	3,715
Acquisition and separation related costs	62	296
Amortization of intangible assets from acquisitions	1,672	1,055
Gain on sales and disposals of intangible assets, net	(2,486)	(713)
Interest expense and other, net	196	118
Dividends paid to participating securities	66	123
Estimated impact of income taxes	(1,177)	(1,398)

Adjusted Non-GAAP net income applicable to common stockholders	$3,472	$2,530

Adjusted Non-GAAP EPS	$0.09	$0.06

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,944	34,106
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable)	—	1,361
Weighted average common shares related to deferred acquisition payments	4,402	4,907

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	40,346	40,374

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Nine Months Ended September 30,
	2011	2012
Adjusted Non-GAAP EPS	$0.23	$0.18

Net income (loss) per Class B share applicable to common stockholders—diluted (GAAP EPS)	$0.05	$(0.03)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,180	33,879
Net income (loss) applicable to common stockholders	$1,780	$(1,124)
Stock-based compensation	11,408	12,439
Acquisition and separation related costs	1,513	164
Amortization of intangible assets from acquisitions	3,756	3,674
Gain on sales and disposals of intangible assets, net	(7,112)	(5,434)
Interest expense and other, net	268	430
Dividends paid to participating securities	191	262
Estimated impact of income taxes	(3,053)	(3,375)

Adjusted Non-GAAP net income applicable to common stockholders	$8,751	$7,036

Adjusted Non-GAAP EPS	$0.23	$0.18

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	35,180	33,879
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable)	—	1,340
Weighted average common shares related to deferred acquisition payments	2,838	4,907

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	38,018	40,126

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Quarter Ended					9 months ended
	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2011	9/30/2012
Income (loss) from operations	$2,227	$1,992	$(598)	$1,088	$(492)	$4,038	$(2)

Stock-based compensation	3,952	3,735	3,908	4,816	3,715	11,408	12,439
Amortization of intangible assets from acquisitions	1,672	1,699	1,537	1,082	1,055	3,756	3,674

Operating income before amortization (OIBA)	7,851	7,426	4,847	6,986	4,278	19,202	16,111

Acquisition and separation related costs	62	377	(132)	—	296	1,513	164
Gain on sales and disposals of intangible assets, net	(2,486)	(2,309)	(1,463)	(3,258)	(713)	(7,112)	(5,434)

Adjusted operating income before amortization (Adjusted OIBA)	$5,427	$5,494	$3,252	$3,728	$3,861	$13,603	$10,841

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Quarter Ended					9 months ended
	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2011	9/30/2012
Net cash provided by operating activities	$4,884	$3,675	$3,954	$7,980	$3,656	$13,108	$15,590

Changes in asset and liabilities, net of acquisitions	(128)	1,727	302	(3,997)	811	(507)	(2,884)
Income tax expense (benefit)	778	814	(80)	577	(67)	1,799	430
Acquisition and separation related costs	62	5	—	—	296	1,513	296
Interest expense and other, net	20	14	19	21	28	(71)	68
Excess tax benefits related to stock compensation	802	229	97	23	42	802	162

Adjusted EBITDA	$6,418	$6,464	$4,292	$4,604	$4,766	$16,644	$13,662

Net cash provided by (used in) investing activities	$1,859	$938	$1,194	$2,032	$(103)	$(11,330)	$3,123

Net cash provided by (used in) financing activities	$412	$(2,658)	$(1,296)	$(17,734)	$(1,592)	$(3,618)	$(20,622)